SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2004

ANDREW CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 W. 153rd Street, Orland Park, Illinois 60462

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (708) 349-3300

None

(Former name or former address, if changed since last report.)

Item 12.  Disclosure of Results of Operations and Financial Condition

On July 26, 2004 Andrew Corporation issued a press release regarding financial results for the quarter ended June 30, 2004.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

After this press release, Andrew Corporation held a conference call and simultaneous webcast in which a presentation was made regarding Andrew’s financial results for the quarter ending June 30, 2004.  Participants in this presentation were Ralph E. Faison, Andrew’s President and Chief Executive Officer and Marty Kittrell, Andrew’s Chief Financial Officer.  A copy of the transcript of this conference call presentation and subsequent question and answer session is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

(c)                                  Exhibits.

99.1                           Press release dated July 26, 2004.

99.2                           July 26, 2004 conference call presentation transcript.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION

Date: July 27, 2004	By:	/s/ Marty Kittrell
Marty Kittrell
Chief Financial Officer